UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 26, 2007 (July 25, 2007)

SunPower Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51593	94-3008969
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

3939 North First Street, San Jose, California 95134

(Address, Including Zip Code, of Principal Executive Offices)

(408) 240-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                              Entry into a Material Definitive Agreement.

On July 25, 2007, SunPower Corporation (“SunPower” or the “Company”) entered into an underwriting agreement (the “Debenture Underwriting Agreement”) with Lehman Brothers Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters listed on Schedule A thereto (the “Debenture Underwriters”) providing for the offer and sale by the Company of $200.0 million principal amount of 0.75% Senior Convertible Debentures (the “Debentures”), with an option in favor of the Debenture Underwriters for the purchase of up to an additional $25.0 million principal amount of Debentures in certain circumstances (the “Debenture Transaction”).  The Debentures will be issued under an indenture, dated February 7, 2007 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a second supplemental indenture, to be executed at the closing of the Debenture transaction, and substantially in the form attached hereto as Exhibit 4.1 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee.  The Indenture provides, among other things, that the Debentures will be senior unsecured obligations of the Company.

Interest is payable on the Debentures on February 1 and August 1 of each year, beginning on February 1, 2008.  The Debentures are convertible at certain times and under certain circumstances and, if not earlier converted, mature on August 1, 2027.  In the event of certain Events of Default (as defined in the Indenture), such as the Company’s failure to make certain payments or perform or observe certain obligations thereunder, the Trustee or holders of a specified amount of then-outstanding Debentures will have the right to declare all amounts then outstanding due and payable.

The closing of the Debenture Transaction is expected to occur on July 31, 2007.

The foregoing description of the material terms of the Debentures and the Indenture is qualified in its entirety by reference to the Base Indenture, which has previously been filed by the Company with the Securities and Exchange Commission, and the Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by this reference.

On July 25, 2007, the Company also entered into an underwriting agreement (the “Equity Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. as representatives of the several underwriters listed on Schedule A thereto (the “Equity Underwriters”) providing for the offer and sale by the Company of 2.45 million shares of its class A common stock at $64.50 per share (the “Common Stock”).  SunPower has also granted to the Equity Underwriters an option to purchase up to an additional 245,000 shares of Common Stock in certain circumstances.  The closing of the Common Stock transaction is expected to occur on July 31, 2007.

Also on July 25, 2007, the Company entered into an underwriting agreement (the “Borrowed Shares Underwriting Agreement” and, together with the Debenture Underwriting Agreement and the Equity Underwriting Agreement, the “Underwriting Agreements”) with Credit Suisse Securities (USA) LLC (the “Borrowed Shares Underwriter” and, together with the Debenture Underwriters and the Equity Underwriters, the “Underwriters”) and Credit Suisse

International (“CSI”).  Under the terms of the Borrowed Shares Underwriting Agreement and the related Share Lending Agreement described below, the Company will issue and deliver to CSI 1,800,000 shares (the “Borrowed Shares”) of its class A common stock, par value $0.001 per share, in exchange for a nominal lending fee.  The Company will not receive any proceeds from the sale of the Borrowed Shares, although it will receive a nominal lending fee from CSI of $0.001 per Borrowed Share.  The Borrowed Shares Underwriting Agreement and the Share Lending Agreement contemplate that CSI or one of its affiliates will use the Borrowed Shares to facilitate hedging transactions undertaken by purchasers of Debentures, as well as investors in certain of the Company’s other securities.  The closing of the Borrowed Shares transaction is expected to occur on July 31, 2007.

The Underwriting Agreements include representations, warranties and covenants by the Company customary for agreements of this nature.  They also provide for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Debentures, the Common Stock, or the Borrowed Shares, as applicable, and customary contribution provisions in respect of those liabilities.

The foregoing description of the material terms of each of the Underwriting Agreements is qualified in its entirety by reference to the Debenture Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by this reference, the Equity Underwriting Agreement, which is attached hereto as Exhibit 1.2 and is incorporated herein by this reference, and the Borrowed Shares Underwriting Agreement, which is attached hereto as Exhibit 1.3 and is incorporated herein by this reference, respectively.

Also on July 25, 2007, and in connection with the transactions contemplated by the Borrowed Shares Underwriting Agreement, the Company entered into a share lending agreement (the “CSI Share Lending Agreement”) with the Borrowed Shares Underwriter, as agent, and CSI, as principal.  Under this agreement, the Company agreed to loan to CSI 1,800,000 Borrowed Shares on the date of issuance of the Debentures.  As described above, the Company will receive a nominal lending fee of $0.001 per share from CSI for the use of these shares.

Share loans under the CSI Share Lending Agreement will terminate and the Borrowed Shares must be returned to the Company upon the termination of the loan availability period (as defined in the CSI Share Lending Agreement), as well as under the following circumstances:

•                  CSI may terminate all or any portion of a loan at any time;

•                  the Company may terminate any or all of the outstanding loans upon a default by CSI under the CSI Share Lending Agreement, including a breach by CSI of any of its representations and warranties, covenants or agreements thereunder, or the bankruptcy of CSI; or

•                  if the Company enters into a merger or similar business combination transaction with an unaffiliated third party (as defined in the CSI Share Lending Agreement).

In addition, CSI has agreed to return to the Company any Borrowed Shares in its possession on the date anticipated to be five business days before the closing of a merger or similar business combination transaction intended to qualify as a reorganization under section 368 of the Internal Revenue Code to which the Company or an affiliate is a party and upon consummation of which it is reasonably expected that at least 80% of the Company’s capital stock (or that of the surviving corporation if the Company is acquired) will be held by non-affiliates of the Company or of such surviving corporation.  Except in certain limited circumstances, any Borrowed Shares returned to the Company cannot be reborrowed.

Shares loaned to CSI are issued and outstanding for corporate law purposes and, accordingly, the holders of the Borrowed Shares have all of the rights of a holder of the Company’s outstanding class A common stock, including the right to vote the shares on all matters submitted to a vote of the Company’s stockholders and the right to receive any dividends or other distributions that the Company may pay or make on its outstanding shares of class A common stock.  However, under the CSI Share Lending Agreement, CSI has agreed:

•                  to pay to the Company an amount equal to any cash dividends that the Company pays on the Borrowed Shares, and

•                  to pay or deliver to the Company any other distribution, in liquidation or otherwise, that the Company makes on the Borrowed Shares.

In view of the contractual undertakings of CSI in the CSI Share Lending Agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the Borrowed Shares, the Company believes that under U.S. GAAP as presently in effect, the Borrowed Shares will not be considered outstanding for the purpose of computing and reporting its earnings per share.  Notwithstanding the foregoing, the Borrowed Shares will nonetheless be issued and outstanding and will be eligible for trading on The Nasdaq Global Market.

CSI has agreed that it, or its affiliates, will use the Borrowed Shares initially to facilitate the establishment by investors in the Debentures, the Company’s presently outstanding 1.25% Debentures (defined below) and, with the Company’s consent, other securities that the Company may issue in the future, of hedged positions in such securities through purchases of class A common stock from such investors in short sale transactions or through the entry into privately negotiated derivative transactions with those investors.  In addition, CSI and its affiliates may engage in such transactions with respect to any such securities at any time and from time to time during the term of the Share Lending Agreement in share amounts to be determined by CSI and such affiliates.  Up to 400,000 of the Borrowed Shares may be offered on a delayed basis for this purpose.

The foregoing description of the material terms of the CSI Share Lending Agreement is qualified in its entirety by reference to the CSI Share Lending Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

The offering of Debentures was registered under the Securities Act of 1933 (the “Securities Act”) and is being made pursuant to the Company’s effective shelf registration statement on Form S-3, Registration No. 333-140272 (the “Registration Statement”) and the prospectus dated January 29, 2007 included therein, the preliminary prospectus supplement relating thereto dated July 19, 2007 and the final prospectus supplement relating thereto dated July 25, 2007.  The offering of the Common Stock and the Borrowed Shares was registered under the Securities Act and is being made pursuant to the Registration Statement and the prospectus dated January 29, 2007 included therein, the preliminary prospectus supplement relating thereto dated July 19, 2007 and the final prospectus supplement relating thereto dated July 25, 2007.

In connection with the foregoing transactions, on July 25, 2007, the Company, Lehman Brothers Inc. and Lehman Brothers International (Europe) Limited (“LBIE”) entered into an agreement (the “Amended LBIE Agreement”) amending and restating that certain Share Lending Agreement dated February 2, 2007 (the “LBIE Share Lending Agreement”).  In connection with the Company’s issuance in February 2007 of an aggregate of $200 million principal amount of 1.25% senior convertible debentures due 2027, (the “1.25% Debentures”), the Company lent to LBIE, an affiliate of Lehman Brothers Inc., an aggregate of 2,947,132 shares of class A common stock in order to facilitate the establishment by investors in those debentures of hedged positions in the

Company’s class A common stock. Under the LBIE Share Lending Agreement, LBIE was entitled to offer up to 1,000,000 of those shares on a delayed basis only to facilitate hedging arrangements for subsequent purchasers of the 1.25% Debentures.  Pursuant to the Amended LBIE Agreement, any of the 1,000,000 shares that remain in LBIE’s possession (the “LBIE Borrowed Shares”) may be used to facilitate hedging arrangements for subsequent purchasers not only of the 1.25% Debentures, but also subsequent purchasers of the Debentures and, with the Company’s consent, purchasers of securities it may issue in the future.  Additionally, LBIE has agreed to return any unused LBIE Borrowed Shares prior to the expiration of the LBIE Share Lending Agreement in the event of specified transactions.

The foregoing description of the material terms of the LBIE Share Lending Agreement is qualified in its entirety by reference to the LBIE Share Lending Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The first four paragraphs of Item 1.01 above are incorporated herein by this reference.

Item 8.01 Other Events

This Current Report on Form 8-K is being filed to incorporate by reference exhibits into the Registration Statement in connection with our issuance of Debentures pursuant to the Debenture Underwriting Agreement and our issuance of Common Stock and Borrowed Shares pursuant to the Equity Underwriting Agreement, the Borrowed Shares Underwriting Agreement and the Share Lending Agreement, respectively, all as described under Item 1.01 above.

Section 9 – Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated July 25, 2007, by and among SunPower Corporation and Lehman Brothers Inc. and Credit Suisse Securities (USA) LLC, as representatives for Lehman Brothers Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Cowen and Company, LLC.

1.2

Underwriting Agreement, dated July 25, 2007, by and among SunPower Corporation and Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives for Credit Suisse Securities (USA) LLC, Lehman Brothers Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Cowen and Company, LLC.

Exhibit Number	Description

1.3	Underwriting Agreement, dated July 25, 2007, by and between SunPower Corporation, Credit Suisse Securities (USA) LLC, and Credit Suisse International.

4.1	Form of Second Supplemental Indenture between SunPower Corporation and Wells Fargo Bank, National Association.

5.1	Opinion of Jones Day regarding the validity of the Debentures.

5.2	Opinion of Jones Day regarding the validity of the Common Stock.

5.3	Opinion of Jones Day regarding the validity of the Borrowed Shares.

10.1	Share Lending Agreement, dated as of July 25, 2007, among SunPower Corporation and Credit Suisse International and Credit Suisse Securities (USA) LLC.

10.2	Amended and Restated Share Lending Agreement, dated as of July 25, 2007, among SunPower Corporation and Lehman Brothers International (Europe) Limited and Lehman Brothers Inc.

12.1	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Jones Day (contained in Exhibit 5.1).

23.2	Consent of Jones Day (contained in Exhibit 5.2).

23.3	Consent of Jones Day (contained in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

	By:	/s/ Emmanuel T. Hernandez
		Name:	Emmanuel T. Hernandez
		Title:	Chief Financial Officer

Date: July 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated July 25, 2007, by and among SunPower Corporation and Lehman Brothers Inc. and Credit Suisse Securities (USA) LLC, as representatives for Lehman Brothers Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Cowen and Company, LLC.

1.2

Underwriting Agreement, dated July 25, 2007, by and among SunPower Corporation and Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives for Credit Suisse Securities (USA) LLC, Lehman Brothers Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Cowen and Company, LLC.

1.3	Underwriting Agreement, dated July 25, 2007, by and between SunPower Corporation, Credit Suisse Securities (USA) LLC and Credit Suisse International.

4.1	Form of Second Supplemental Indenture between SunPower Corporation and Wells Fargo Bank, National Association.

5.1	Opinion of Jones Day regarding the validity of the Debentures.

5.2	Opinion of Jones Day regarding the validity of the Common Stock.

5.3	Opinion of Jones Day regarding the validity of the Borrowed Shares.

10.1	Share Lending Agreement, dated as of July 25, 2007, among SunPower Corporation and Credit Suisse International and Credit Suisse Securities (USA) LLC.

10.2	Amended and Restated Share Lending Agreement, dated as of July 25, 2007, among SunPower Corporation and Lehman Brothers International (Europe) Limited and Lehman Brothers Inc.

12.1	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.